SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

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[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Franklin Equity Fund
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 [LOGO]
Franklin(R)Templeton(R)

                             FRANKLIN EQUITY FUND

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for July 14, 2000 at 10:00 a.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 1 of the proxy statement.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

This page intentionally left blank.


A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

I am writing to request that you consider a number of matters relating to your investment in Franklin Equity Fund (the "Fund"). The Board of Directors asks that, among other items, you cast your vote in favor of:

     1.    Electing a Board of Directors;

     2. Ratifying the appointment by the Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended June 30, 2000;

     3. Amending eight of the Fund's fundamental investment restrictions;

     4. Eliminating six of the Fund's fundamental investment restrictions; and

     5. Reorganizing the Fund from a California corporation to a Delaware business trust.

We urge you to confirm the Board's recommendations by electing the nominated Directors and ratifying the selection of the independent auditors.

We also have proposed amending or eliminating certain of the Fund's fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives. We also have proposed that the Fund be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Directors, thank you in advance for considering these issues and for promptly returning your proxy card.

Sincerely,




Charles E. Johnson
President

This page intentionally left blank

[LOGO]
Franklin(R)Templeton(R)

                             FRANKLIN EQUITY FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON JULY 14, 2000

A Special Shareholders' Meeting ("Meeting") of Franklin Equity Fund (the "Fund"), will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 10:00 a.m. (Pacific time), on July 14, 2000.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

      1.   To elect a Board of Directors.

      2. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended June 30, 2000.

      3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).

           (a) To amend the Fund's fundamental investment restriction regarding borrowing;

           (b) To amend the Fund's fundamental investment restriction regarding underwriting;

           (c) To amend the Fund's fundamental investment restriction regarding lending;

           (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

           (e) To amend the Fund's fundamental investment restriction regarding short sales and issuing senior securities;

           (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

           (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

      4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

      5. To approve the reorganization of the Fund from a California corporation to a Delaware business trust.

      6. To amend the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved.

      7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed May 17, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                          By Order of the Board of Directors,


                          Deborah R. Gatzek
                          Secretary

San Mateo, California
June 1, 2000


----------------------------------------------------------------------
Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
----------------------------------------------------------------------





                               TABLE OF CONTENTS

                                                                           Page

PROXY STATEMENT

Information About Voting

Proposal 1:     To Elect a Board of Directors

Proposal 2:     To Ratify the Selection of
                PricewaterhouseCoopers LLP as Independent Auditors for the Fund

 Proposal 3:    To Approve Amendments to Certain of the Fund's
                Fundamental Investment Restrictions (Includes Seven (7)
                Sub-Proposals)

           3a:  Borrowing

           3b:  Underwriting

           3c:  Lending

           3d:  Real Estate and Commodities

           3e:  Short Sales and Issuing Senior Securities

           3f:  Industry Concentration

           3g:  Diversification of Investments

 Proposal 4:    To Approve the Elimination of Certain of the
                Fund's Fundamental Investment Restrictions

 Proposal 5:    To Approve the Reorganization of the Fund From
                a California Corporation to a Delaware Business Trust

 Proposal 6:    To Amend the Fund's Charter to Change the
                Fund's Name to "Franklin Growth and Income Fund" in the Event that Proposal 5 is Not Approved

Proposal 7:     Other Business

EXHIBITS

Exhibit A:      Fundamental Investment Restrictions
                Proposed to be Amended or Eliminated

Exhibit B:      Form of Agreement and Plan of Reorganization

Exhibit C:      Comparison and Significant Differences Between
                Delaware Business Trusts and California Corporations




                             FRANKLIN EQUITY FUND

                                PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors of Franklin Equity Fund (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held July 14, 2000 (the "Meeting"), have requested your vote on several matters.

Who is eligible to vote?

Shareholders of record at the close of business on May 17, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about June 1, 2000.

On what issues am I being asked to vote?

You are being asked to vote on the following proposals:

1.    To elect a Board of Directors;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ended June 30, 2000;

3.    To amend certain of the Fund's fundamental investment restrictions;

4. To eliminate certain of the Fund's fundamental investment restrictions;

5. To approve the reorganization of the Fund from a California corporation to a Delaware business trust;

6.    To amend the Fund's charter to change the Fund's name to "Franklin
      Growth and Income Fund" in the event that Proposal 5 is not approved; and

7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

How do the Directors recommend that I vote?

The Directors unanimously recommend that you vote:

1.    FOR the election of all nominees as Directors;

2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ended June 30, 2000;

3. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

4. FOR the elimination of the Fund's fundamental investment restrictions proposed to be eliminated;

5. FOR the reorganization of the Fund from a California corporation to a Delaware business trust;

6. FOR the amendment to the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved; and

7. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 7, your shares will be voted as follows: IN FAVOR of the nominees for the Board of Directors (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 4), IN FAVOR of the reorganization of the Fund from a California corporation to a Delaware business trust (Proposal 5), IN FAVOR of amending the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved by shareholders, (Proposal 6), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting or any adjournment (Proposal 7).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

                                 THE PROPOSALS

PROPOSAL 1:     TO ELECT A BOARD OF DIRECTORS

Who are the nominees for the Board of Directors?

The Board of Directors consists of nine (9) persons. The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet monthly and review the Fund's performance. The Directors also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

The nominees for election to the Board of Directors are: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Charles B. Johnson, Charles E. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin and R. Martin Wiskemann (collectively, the "Nominees") who presently comprise the entire Board. All nine Directors are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds"). In addition, Charles B. Johnson, Charles E. Johnson, and Rupert H. Johnson, Jr. are senior officers of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agency and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN).

Each Nominee is currently eligible and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors, and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the Nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Fund and shares of all of the investment companies in the Franklin Templeton Group of Funds.


                                                           Shares
                                                        Beneficially
                                                        Owned in the
                                                          Franklin
                                          Fund Shares     Templeton
                                             Owned        Group of
                                          Beneficially      Funds
                                            and % of     (including
                                             Total      the Fund) as
                                          Outstanding        of
  Name, Address, Principal Occupation      on May 10,   December 31,
     During Past Five Years and Age           2000          2000
----------------------------------------------------------------------
Frank H. Abbott, III                     None           923,419
DIRECTOR SINCE 1965

President and Director, Abbott
Corporation (an investment company);
director or trustee, as the case may
be, of 28 of the investment companies
in the Franklin Templeton Group of
Funds; and FORMERLY, Director,
MotherLode Gold Mines Consolidated
(gold mining) and Vacu-Dry Co. (food
processing) (until 1996).  Age 79.

Harris J. Ashton                         3,474          1,509,048
DIRECTOR SINCE 1982

Director, RBC Holdings, Inc. (bank
holding company) and Bar-S Foods (meat
packing company); director or trustee,
as the case may be, of 48 of the
investment companies in the Franklin
Templeton Group of Funds; and FORMERLY,
President, Chief Executive Officer and
Chairman of the Board, General Host
Corporation (nursery and craft centers)
(until 1998).  Age 67.

S. Joseph Fortunato                        231          583,059
DIRECTOR SINCE 1989

Member of the law firm of Pitney,
Hardin, Kipp & Szuch; director or
trustee, as the case may be, of 50 of
the investment companies in the
Franklin Templeton Group of Funds.  Age
67.

Charles B. Johnson*+                     6,045          249,925
CHAIRMAN OF THE BOARD SINCE 1993 AND
DIRECTOR SINCE 1976

Chairman of the Board, Chief Executive
Officer, Member - Office of the
Chairman and Director, Franklin
Resources Inc., Chairman of the Board
and Director, Franklin Investment
Advisory Services, Inc.; Chairman of
the Board, Franklin Advisers, Inc.;
Vice President, Franklin Templeton
Distributors, Inc.; Director,
Franklin/Templeton Investor Services,
Inc. and Franklin Templeton Services,
Inc; officer and/or director or
trustee, as the case may be, of most of
the other subsidiaries of Franklin
Resources, Inc. and of 49 of the
investment companies in the Franklin
Templeton Group of Funds.  Age 67.

Charles E. Johnson* +                    None           257,557
PRESIDENT AND DIRECTOR SINCE 1993

President, Member - Office of the
President and Director, Franklin
Resources, Inc.; Senior Vice President,
Franklin Templeton Distributors, Inc.;
President and Director, Templeton
Worldwide, Inc. and Franklin Advisers,
Inc.; Director, Templeton Investment
Counsel, Inc.; President, Franklin
Investment Advisory Services, Inc.;
officer and/or director of some of the
other subsidiaries of Franklin
Resources, Inc.; and officer and/or
director or trustee, as the case may
be, of 33 of the investment companies
in the Franklin Templeton Group of
Funds.  Age 43.

Rupert H. Johnson, Jr.* +                9,399          15,174,056
VICE PRESIDENT SINCE 1973 AND DIRECTOR
SINCE 1982

Vice Chairman, Member - Office of the
Chairman and Director, Franklin
Resources, Inc.; Executive Vice
President and Director, Franklin
Templeton Distributors, Inc.; Director,
Franklin Advisers, Inc., Franklin
Investment Advisory Services, Inc. and
Franklin/Templeton Investor Services,
Inc.; and officer and/or director or
trustee, as the case may be, of most of
the other subsidiaries of Franklin
Resources, Inc. and of 52 of the
investment companies in the Franklin
Templeton Group of Funds.  Age 59.

Frank W. T. LaHaye                       1,673          1,281,673
DIRECTOR SINCE 1960

Chairman, Peregrine Venture Management
Company (venture capital); Director,
The California Center for Land
Recycling (redevelopment); director or
trustee, as the case may be, of 28 of
the investment companies in the
Franklin Templeton Group of Funds; and
FORMERLY, General Partner, Miller &
LaHaye and Peregrine Associates, the
general partners of Peregrine Venture
Funds.  Age 71.

Gordon S. Macklin                        None           443,628
DIRECTOR SINCE 1997

Director, Martek Biosciences
Corporation, MCI WorldCom, Inc.
(information services), MedImmune, Inc.
(biotechnology), Overstock.com
(internet services), White Mountains
Insurance Group, Ltd. (holding company)
and Spacehab, Inc. (aerospace
services); director or trustee, as the
case may be, of 48 of the investment
companies in the Franklin Templeton
Group of Funds; and FORMERLY, Chairman,
White River Corporation (financial
services) (until 1998) and Hambrecht
and Quist Group (investment banking)
(until 1992), and President, National
Association of Securities Dealers, Inc.
(until 1987).  Age 72.

R. Martin Wiskemann*                     3,428          13,362,650
VICE PRESIDENT SINCE 1973 AND DIRECTOR
SINCE 1960

Senior Vice President, Portfolio
Manager and Director, Franklin
Advisers, Inc.; Senior Vice President,
Franklin Management, Inc.; and officer
and/or director or trustee, as the case
may be, of 15 of the investment
companies in the Franklin Templeton
Group of Funds; and FORMERLY, Vice
President and Director, ILA Financial
Services, Inc. (until 1998).  Age 73.

*This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of Directors. Messrs. Johnson, Johnson, Johnson, Jr. and Wiskemann are interested persons due to their employment affiliation with Resources and with Franklin Advisers, Inc., the Fund's investment manager. The remaining Directors ("noninterested Directors") are not interested persons of the Fund.

+ Charles B. Johnson and Rupert H. Johnson, Jr. are brothers, and the father and uncle, respectively, of Charles E. Johnson.

**  Less than 1% of the outstanding shares of the Fund.

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The Directors anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the investment management services furnished to the Fund by Franklin Advisers, Inc. ("Advisers") and various other service providers. Advisers is wholly owned by Resources. The Fund pays the noninterested Directors $325 per month plus $300 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.

During the fiscal year ended June 30, 2000 there were 11 meetings of the Board and 1 meeting of the Audit Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board except for Charles
E. Johnson who attended 64% of the meetings. There was 100% attendance at the meeting of the Audit Committee.

Certain Directors and executive officers ("Executive Officers") of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by Advisers and its affiliates. Advisers or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table shows the fees paid to noninterested Directors by the Fund and by the Franklin Templeton Group of Funds.


                                                       Number of
                                                     Boards in the
                                                       Franklin
                                       Total Fees      Templeton
                         Total Fees  Received from  Group of Funds
                          Received    the Franklin        on
                          from the     Templeton      which Each
                           Fund 1       Group of       Director
Name of Director             ($)      Funds 2 ($)      Serves 3
-------------------------------------------------------------------------------
Frank H. Abbott, III       5,115        156,060           28
Harris J. Ashton           5,730        363,165           48
S. Joseph Fortunato        5,337        363,238           50
Frank W. T. LaHaye         5,415        156,060           28
Gordon S. Macklin          5,730        363,165           48

1.    For the fiscal year ended June 30, 1999.
2.    For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

The preceding table indicates the total fees paid to Directors by the Fund individually, and by all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable noninterested Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds, and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for Board members elected for the first time to a Board. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Executive Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer (with the exception of Messrs. Johnson, Johnson, Johnson, Jr. and Wiskemann, whose biographical information is included above), is a brief description of his or her recent professional experience:
   -----------------------------------------------------------------
       Name, Address, and              Principal Occupation
      Offices with the Fund       During Past Five Years and Age
   -----------------------------------------------------------------
   Harmon E. Burns             Vice Chairman, Member - Office of
   Vice President since 1986   the Chairman and Director, Franklin
                               Resources, Inc.; Executive Vice
                               President and Director, Franklin
                               Templeton Distributors, Inc. and
                               Franklin Templeton Services, Inc.;
                               Executive Vice President, Franklin
                               Advisers, Inc.; Director, Franklin
                               Investment Advisory Services, Inc.
                               and Franklin/Templeton Investor
                               Services, Inc.; and officer and/or
                               director or trustee, as the case
                               may be, of most of the other
                               subsidiaries of Franklin Resources,
                               Inc. and of 52 of the investment
                               companies in the Franklin Templeton
                               Group of Funds.  Age 55.
   -----------------------------------------------------------------
   Martin L. Flanagan          President, Member - Office of the
   Vice President and Chief    President, Chief Financial Officer
   Financial Officer since     and Chief Operating Officer,
   1995                        Franklin Resources, Inc.; Senior
                               Vice President, Chief Financial
                               Officer and Director,
                               Franklin/Templeton Investor
                               Services, Inc.; Senior Vice
                               President and Chief Financial
                               Officer, Franklin Mutual Advisers,
                               LLC; Executive Vice President,
                               Chief Financial Officer and
                               Director, Templeton Worldwide,
                               Inc.; Executive Vice President,
                               Chief Operating Officer and
                               Director, Templeton Investment
                               Counsel, Inc.; Executive Vice
                               President and Chief Financial
                               Officer, Franklin Advisers, Inc.;
                               Chief Financial Officer, Franklin
                               Advisory Services, LLC and Franklin
                               Investment Advisory Services, Inc.;
                               Director, Franklin Templeton
                               Services, Inc.; officer and/or
                               director of some of the other
                               subsidiaries of Franklin Resources,
                               Inc.; and officer and/or director
                               or trustee, as the case may be, of
                               52 of the investment companies in
                               the Franklin Templeton Group of
                               Funds.  Age 39.
   -----------------------------------------------------------------
   Deborah R. Gatzek           Partner, Stradley, Ronon, Stevens &
   Secretary since 1986        Young, LLP; officer of 34 of the
                               investment companies in the
                               Franklin Templeton Group of Funds;
                               and FORMERLY, Senior Vice President
                               and General Counsel, Franklin
                               Resources, Inc., Senior Vice
                               President, Franklin Templeton
                               Services, Inc. and Franklin
                               Templeton Distributors, Inc.,
                               Executive Vice President, Franklin
                               Advisers, Inc., Vice President,
                               Franklin Advisory Services, LLC and
                               Franklin Mutual Advisers, LLC; and
                               Vice President, Chief Legal Officer
                               and Chief Operating Officer,
                               Franklin Investment Advisory
                               Services, Inc. (until January
                               2000).  Age 51.
   -----------------------------------------------------------------
   David Goss                  President, Chief Executive Officer
   Vice President since        and Director, Franklin Select
   January 2000                Realty Trust, Property Resources,
                               Inc., Property Resources Equity
                               Trust, Franklin Real Estate
                               Management, Inc. and Franklin
                               Properties, Inc.; officer and
                               director of some of the other
                               subsidiaries of Franklin Resources,
                               Inc.; officer of 53 of the
                               investment companies in the
                               Franklin Templeton Group of Funds;
                               and FORMERLY, President, Chief
                               Executive Officer and Director,
                               Franklin Real Estate Income Fund
                               and Franklin Advantage Real Estate
                               Income Fund (until 1996). Age 53.
   -----------------------------------------------------------------
   Barbara J. Green            Vice President and Deputy General
   Vice President since        Counsel, Franklin Resources, Inc.;
   January 2000                Senior Vice President, Templeton
                               Worldwide, Inc. and Templeton
                               Global Investors, Inc.; officer of
                               some of the other subsidiaries of
                               Franklin Resources, Inc. and of 53
                               of the investment companies in the
                               Franklin Templeton Group of Funds;
                               and FORMERLY, Deputy Director,
                               Division of Investment Management,
                               Executive Assistant and Senior
                               Advisor to the Chairman, Counselor
                               to the Chairman, Special Counsel
                               and Attorney Fellow, U.S.
                               Securities and Exchange Commission
                               (1986-1995), Attorney, Rogers &
                               Wells (until 1986), and Judicial
                               Clerk, U.S. District Court
                               (District of Massachusetts) (until
                               1979). Age 52.
   -----------------------------------------------------------------
   Edward V. McVey             Senior Vice President and National
   Vice President since 1985   Sales Manager, Franklin Templeton
                               Distributors, Inc., and officer of
                               29 of the investment companies in
                               the Franklin Templeton Group of
                               Funds.  Age 62.
   -----------------------------------------------------------------
   Kimberley Monasterio        Vice President, Franklin Templeton
   Treasurer and Principal     Services, Inc.; and officer of 33
   Accounting Officer since    of the investment companies in the
   1999                        Franklin Templeton Group of Funds.
                               Age 36.
   -----------------------------------------------------------------
   Murray L. Simpson           Executive Vice President and
   777 Mariners Island Blvd.   General Counsel, Franklin
   San Mateo, CA 94404         Resources, Inc.; officer and/or
   Vice President since        director of some of the
   January 2000                subsidiaries of Franklin Resources,
                               Inc.; officer of 53 of the
                               investment companies in the
                               Franklin Templeton Group of Funds;
                               and FORMERLY, Chief Executive
                               Officer and Managing Director,
                               Templeton Franklin Investment
                               Services (Asia) Limited (until
                               January 2000) and Director,
                               Templeton Asset Management Ltd.
                               (until 1999). Age 62.
   -----------------------------------------------------------------

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1

 PROPOSAL 2:    TO RATIFY THE SELECTION OF
                PRICEWATERHOUSECOOPERS LLC AS INDEPENDENT AUDITORS FOR THE FUND

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are noninterested Directors. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of independent auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

For the last fiscal year, the Board, including all of the noninterested Directors, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund from 1974 until 1998. Pricewaterhouse Coopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated June 30, 1999, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2

                       INTRODUCTION TO PROPOSALS 3 AND 4.

WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was reorganized as a California corporation in 1984, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. The Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board also does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 3 separately.

PROPOSAL 3:    TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S
               FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES
               SEPARATE VOTES ON SUB-PROPOSALS 3A - 3G)

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

As described in the Fund's current investment restriction 3, the Fund is presently limited to borrowing up to 5% of assets, rather than the 33 1/3% allowed under current law. The proposed restriction would increase this borrowing limit to the legally permissible limit of 33 1/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The Fund's current restriction also states that the Fund may not borrow for investment purposes in excess of 5% of the value of the Fund's assets. The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The SEC recently granted an exemptive order to the Fund, together with other funds in the Franklin Templeton Group of Funds, permitting the Fund to borrow money from affiliated Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the exemptive order, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

The Fund's current restriction 5 relating to underwriting is combined with a restriction relating to acquiring restricted securities. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the Fund's restriction relating to acquiring restricted securities. The restriction on acquiring restricted securities is proposed to be eliminated (see Proposal 4).

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
FUND?

The proposed restriction is similar to the current investment restriction 5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's current fundamental restriction explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction is similar to the Fund's current restriction 2, but would provide the Fund with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to affiliated investment companies. The Franklin Templeton Group of Funds, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's real estate and commodities restrictions are currently contained in two separate investment restrictions. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The proposed real estate restriction is substantially the same as the real estate limitation contained in the Fund's current restriction
10. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

The Fund's current restriction relating to real estate is combined with a restriction relating to investments in other investment companies in investment restriction 10. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's fundamental investment restriction relating to investments in other investment companies and its combining with the Fund's commodities restriction. The restriction on investing in other investment companies is proposed to be eliminated (see Proposal 4).

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed commodities restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options.
The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has for many years had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

The Fund's current restriction 7 relating to commodities is combined with a restriction relating to the maintenance of margin accounts. The adoption of this Sub-Proposal would result in the separation of the Fund's commodities restriction from the Fund's fundamental investment restriction relating to investments in margin accounts and its combining with the Fund's real estate restriction. The restriction on investing in margin accounts is proposed to be eliminated (see Proposal 4).

SUB-PROPOSAL 3E: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits a fund's ability to engage in these types of transactions and thereby limits a fund's exposure to risk associated with these transactions.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed restriction would amend the Fund's current investment restriction 8 and would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries.
A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The proposed restriction would amend the Fund's current restriction by clarifying the concentration policy's application to the Fund's "net" assets. Further, the new restriction provides the Fund with additional flexibility because it exempts from the 25% limitation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or the securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in U.S. government securities or in shares of other investment companies.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

The Fund's current diversification restriction applies the 5% and 10% limitations as to 100% of the Fund's total assets, rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restriction does not include such a carve-out for the securities of other investment companies and the U.S. government securities carve-out is general and does not encompass all aspects of the 1940 Act diversification provision.

The proposed restriction excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in the Franklin Templeton Group of Funds, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction 1 would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies and U.S. government securities, and would provide the Fund with greater investment flexibility. The proposed investment restriction also clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 3a-3g

PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE
            FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH SIX (6) FUNDAMENTAL INVESTMENT RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since such positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 9, and 11, and certain parts of restrictions 5, 7 and 10, among its fundamental investment restrictions. Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions be eliminated.

The exact wording of these six restrictions, (referred to in this Proposal 4 as the "Restrictions") has been included in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

RESTRICTED SECURITIES:

The Fund's current fundamental investment restriction number 5, in part, limits the Fund's ability to acquire any kind of unregistered security. This restriction was drafted to accommodate old state restrictions on the purchase of restricted securities, which are no longer required, as well as to address the SEC's requirement relating to illiquid security investments by a fund.
As currently drafted, however, it is more restrictive than the SEC position which permits funds to invest up to 15% of their assets in illiquid or restricted securities. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

CONTROL OR MANAGEMENT:

The Fund's current fundamental investment restriction number 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating the restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

MARGIN ACCOUNTS:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to purchase securities on margin. This restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which mutual funds were subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

THREE YEARS OF COMPANY OPERATION:

The Fund's current fundamental investment restriction number 9 limits the Fund's ability to invest in companies which have a record of less than three years continuous operation. Under NSMIA, this limitation is not required to be a fundamental investment restriction. As a general matter, elimination of this fundamental restriction is not intended to have an impact on the day to day management of the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current fundamental investment restriction 10 limits the Fund's ability to invest in the securities of other open-end investment companies, except where there is no commission other than ordinary brokerage commission paid, or in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction also permits investments by the Fund in shares of a money market fund, subject to certain conditions. Although eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, it would not subject the Fund to the limiting conditions on investing in money market funds contained in the current restriction. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, (as described in Sub-Proposal 3g), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities except with respect to cash investments in accordance with the Cash Sweep Order.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current restriction fundamental investment number 11 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act conflict of interest restrictions would still apply to the Fund.

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions except to the limited extent described above.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 4

PROPOSAL 5: TO APPROVE THE REORGANIZATION OF THE FUND FROM
            A CALIFORNIA CORPORATION TO A DELAWARE BUSINESS TRUST

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Directors recommend that you approve a change in the place of organization of the Fund from a California corporation to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund, (referred to in this Proposal 5 as the "CA Corporation") in the form of a newly created Delaware business trust, named "Franklin Growth and Income Fund" (and referred to in this Proposal 5 as the "DE Trust").

The DE Trust will have the same investment objective, policies and restrictions as the CA Corporation. This means that the DE Trust's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3 and 4 of this proxy statement. The Directors, officers and employees will be the same, and will operate the DE Trust in the same manner as they previously operated the CA Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Trust that is equivalent to your interest in the CA Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY IS MANAGEMENT CHANGING THE NAME OF THE FUND?

Management has proposed changing the name of the Fund to "Franklin Growth and Income Fund" whether the Fund continues to be organized as a California corporation (see Proposal 6), or whether it becomes a Delaware business trust, as described in this Proposal 5. Management has determined, and the Directors have agreed, that changing the Fund's name will better position the Fund within a competitive marketplace, as well as distinguish the Fund from other Franklin funds and competitors.

It is also anticipated that renaming and repositioning the Fund will help attract additional assets to the Fund which could benefit shareholders through a potentially lower expense ratio per shareholder. Renaming the Fund is expected to create only minimal changes to the Fund's current portfolio and to have only a minimal impact on the Fund's current portfolio management techniques.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as California corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the California General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the CA Corporation, are included in Exhibit C, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and California Corporations."

The Reorganization also would increase uniformity among the Franklin Templeton Group of Funds, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the CA Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the CA Corporation. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the CA Corporation. As the successor to the CA Corporation's operations, the DE Trust will adopt the CA Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the CA Corporation. To accomplish the Reorganization, the Plan provides that the CA Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the CA Corporation, which will then distribute those shares pro rata to you as a shareholder of the CA Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Trust as you previously held in the CA Corporation. The net asset value of each share of the DE Trust will be the same as that of the CA Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the CA Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the CA Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the CA Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the CA Corporation will continue to operate as a corporation under the laws of the State of California.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and Advisers. The new management agreement will be substantially identical to the current management agreement between Advisers and the CA Corporation. It is anticipated that there will be no material change to the investment management agreement as a result of the Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the CA Corporation. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the CA Corporation.

As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the CA Corporation. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of Directors; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these items or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Directors of the CA Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust1; (2) the selection of PricewaterhouseCoopers LLP as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust and Advisers, which is substantially identical to the investment management agreement currently in place for the CA Corporation.

1   The Directors of a Delaware business trust are referred to as Trustees.

Prior to the Reorganization, the officers will cause the CA Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was created on March 21, 2000 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. The shares of the DE Trust will be allocated into four classes to correspond to the current four classes of shares of the CA Corporation.

As of the effective date of the Reorganization, shares of the respective classes of the CA Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the CA Corporation will have equal voting and liquidation rights and have one vote per share. However, as permitted by California law, the CA Corporation provides for cumulative voting in the election of its Directors, while the DE Trust does not provide for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the CA Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the CA Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the CA Corporation, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the CA Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the CA Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the CA Corporation for the shares of the DE Trust, the transfer of such shares to the holders of shares of the CA Corporation, and the dissolution of the CA Corporation pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the CA Corporation, the DE Trust, or the shareholders of either the CA Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell CA Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the CA Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the CA Corporation.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 5

PROPOSAL 6: TO AMEND THE FUND'S CHARTER TO CHANGE THE
            FUND'S NAME TO "FRANKLIN GROWTH AND INCOME FUND" IN THE EVENT THAT PROPOSAL 5 IS NOT APPROVED.

WHY IS THE BOARD RECOMMENDING THAT THE FUND'S NAME BE CHANGED?

As described above in Proposal 5, Management has determined, and the Board has agreed, that the Fund's name should be changed to "Franklin Growth and Income Fund." This name change would enable the Fund to more clearly position itself within a competitive marketplace, as well as help distinguish the Fund from other Franklin funds and competitors. It is also anticipated that renaming and repositioning the Fund will help attract additional assets to the Fund. Additional assets could benefit shareholders through a potentially lower expense ratio per shareholder.

Renaming the Fund is expected to create only minimal changes to the Fund's current portfolio since the Fund has historically been managed for growth as a primary objective, with dividend income as a secondary objective. If the name change is approved, the Fund's investment strategy is expected to be slightly more structured towards growth. This is expected to have only a minimal impact on the Fund's current portfolio management. In addition, the Fund will start paying dividends quarterly, as opposed to semi-annually.

WHY IS THE FUND'S CHARTER BEING AMENDED TO CHANGE THE FUND'S NAME?

Since the name of the Fund is set forth in the Fund's Articles of Incorporation, as amended (the "Charter"), under state law an amendment to the Charter is necessary to legally change the Fund's name. Currently,
Article I of the Fund's Charter states: "The name of this corporation is Franklin Equity Fund." If this Proposal 6 to change the Fund's name is approved, Article I of the Fund's Charter would be amended to read as follows: "The name of this corporation is Franklin Growth and Income Fund." Approving this amendment, and filing the amendment with the State of California, would legally change the name of the Fund.

WHAT EFFECT WOULD APPROVAL OF PROPOSAL 5 HAVE ON THIS PROPOSAL TO AMEND THE FUND'S CHARTER?

If shareholders approve the proposal to reorganize the Fund into a Delaware business trust named "Franklin Growth and Income Fund" (as described above in Proposal 5), an amendment to the Fund's Charter to change the Fund's name under California law would no longer be necessary. However, in the event that Proposal 5 is not approved by shareholders, the Fund would be required to amend its Charter in order to legally change the Fund's name.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 6

PROPOSAL 7:     OTHER BUSINESS

The Directors do not intend to bring any matters before the Meeting other than Proposals 1 through 7 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

The Investment Manager. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is wholly owned by Resources.

The Fund Administrator. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisers and the Fund's principal underwriter.

The Underwriter. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

The Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 1999, and its semi-annual report dated December 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

Principal Shareholders. As of May 17, 2000, the Fund had ______________ shares outstanding and total net assets of $____________. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 17, 2000 there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of May 10, 2000 no Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $111,887 and $143,308. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum.   A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Provided that a quorum is present, Proposal 1, the election of Directors, requires that the nine Nominees receiving the greatest number of votes cast at the Meeting will be elected. In the election of Directors each shareholder entitled to vote may, under California law, cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his or her shares are entitled or distribute his or her votes in the same way among as many candidates as he or she thinks fit. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Sub-Proposals 3a-3g, amendments to fundamental investment restrictions, and Proposal 4, elimination of certain fundamental investment restrictions, both require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 5, the reorganization of the Fund from a California corporation to a Delaware business trust; Proposal 6, amending the Fund's charter to change the Fund's name; and Proposal 7, the transaction of any other business, all require the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

Other Matters and Discretion of Persons Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Directors,

Deborah R. Gatzek
Secretary

Dated:  June 1, 2000
San Mateo, California




EXHIBIT A

FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED

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PROPOSAL                   CURRENT FUNDAMENTAL RESTRICTION        PROPOSED FUNDAMENTAL RESTRICTION
OR
SUB-PROPOSALRESTRICTION    The  Fund may not:                     The  Fund may not:

--------------------------------------------------------------------------------------------------------
3a          Borrowing            3.   Borrow money, except for    Borrow money, except that the fund
                                 temporary or emergency (but not  may borrow money from banks or
                                 investment) purposes, and then   affiliated investment companies to
                                 only from banks and only in an   the extent permitted by the 1940
                                 amount up to 5% of the value of  Act, or any exemptions therefrom
                                 the assets.                      which may be granted by the SEC, or
                                                                  for temporary or emergency purposes
                                                                  and then in an amount not exceeding
                                                                  33 1/3% of the value of the fund's
                                                                  total assets (including the amount
                                                                  borrowed).
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3b          Underwriting         5.   Underwrite securities of    Act as an underwriter except to the
                                 other issuers . . . .            extent the fund may be deemed to be
                                                                  an underwriter when disposing of
                                                                  securities it owns or when selling
                                                                  its own shares.
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3c          Lending              2.   Make loans to other         Make loans to other persons except
                                 persons, except by the purchase  (a) through the lending of its
                                 of bonds, debentures, or         portfolio securities, (b) through
                                 similar obligations which are    the purchase of debt securities,
                                 publicly distributed or of a     loan participations and/or engaging
                                 character usually acquired by    in direct corporate loans in
                                 institutional investors or       accordance with its investment
                                 through loans of the fund's      objectives and policies, and (c) to
                                 portfolio securities, or to the  the extent the entry into a
                                 extent the entry into a          repurchase agreement is deemed to be
                                 repurchase agreement may be      a loan. The fund may also make loans
                                 deemed a loan.                   to affiliated investment companies
                                                                  to the extent permitted by the 1940
                                                                  Act or any exemptions therefrom
                                                                  which may be granted by the SEC.
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3d          Commodities          7.   . . . invest in             Purchase or sell real estate and
                                 commodities or commodity         commodities, except that the fund
                                 contracts.                       may purchase or sell securities of
                                                                  real estate investment trusts, may
                                                                  purchase or sell currencies, may
                                                                  enter into futures contracts on
                                                                  securities, currencies, and other
                                                                  indices or any other financial
                                                                  instruments, and may purchase and
                                                                  sell options on such futures
                                                                  contracts.
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--------------------------------------------------------------------------------------------------------
3d          Real Estate          10.  Invest directly in real     Purchase or sell real estate and
                                 estate (although the fund may    commodities, except that the fund
                                 invest in real estate            may purchase or sell securities of
                                 investment trusts). . . .        real estate investment trusts, may
                                                                  purchase or sell currencies, may
                                                                  enter into futures contracts on
                                                                  securities, currencies, and other
                                                                  indices or any other financial
                                                                  instruments, and may purchase and
                                                                  sell options on such futures
                                                                  contracts.
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3e          Short Sales          8.   Effect short sales, unless  Issue securities senior to the
            and Senior           at the time the fund owns        fund's presently authorized shares
            Securities           securities equivalent in kind    of beneficial interest.  Except that
                                 and amount to those sold.  The   this restriction shall not be deemed
                                 fund has not in the past, nor    to prohibit the fund from (a) making
                                 does it currently intend to      any permitted borrowings, loans,
                                 employ this investment           mortgages or pledges, (b) entering
                                 technique.                       into options, futures contracts,
                                                                  forward contracts, repurchase
                                                                  transactions, or reverse repurchase
                                                                  transactions, or (c) making short
                                                                  sales of securities to the extent
                                                                  permitted by the 1940 Act and any
                                                                  rule or order thereunder, or SEC
                                                                  staff interpretations thereof.
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3f          Industry             4.   Invest more than 25% of     Concentrate (invest more than 25% of
            Concentration        the fund's assets (at the time   its net assets) in securities of
                                 of the most recent investment)   issuers in a particular industry
                                 in any single industry.          (other than securities issued or
                                                                  guaranteed by the U.S. government or
                                                                  any of its agencies or
                                                                  instrumentalities or securities of
                                                                  other investment companies).
--------------------------------------------------------------------------------------------------------
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3g          Diversification      1.   Purchase the securities of  Purchase the securities of any one
            of Investments       any one issuer (other than       issuer (other than the U.S.
                                 obligations of the U.S.) if      government or any of its agencies or
                                 immediately thereafter and as a  instrumentalities or securities of
                                 result of the purchase, the      other investment companies) if
                                 fund would (a) have invested     immediately after such investment
                                 more than 5% of the value of     (a) more than 5% of the value of the
                                 the total assets in the          fund's total assets would be
                                 securities of the issuer, or     invested in such issuer or (b) more
                                 (b) hold more than 10% of any    than 10% of the outstanding voting
                                 or all classes of the            securities of such issuer would be
                                 securities of any one issuer.    owned by the fund, except that up to
                                                                  25% of the value of the fund's total
                                                                  assets may be invested without
                                                                  regard to such 5% and 10%
                                                                  limitations.
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4           Restricted           5.   . . . acquire securities    Proposed to be Eliminated.
            Securities           which, at the time of the
                                 acquisition, could be disposed
                                 of publicly by the fund only
                                 after registration under the
                                 Securities Act of 1933.
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--------------------------------------------------------------------------------------------------------
4           Control or           6.   Invest in securities for    Proposed to be Eliminated.
            Management           the purpose of exercising
                                 management or control of the
                                 issuer.
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
4           Margin               7.   Maintain a margin account   Proposed to be Eliminated.
            Accounts             with a securities dealer . . . .
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
4           Three Years          9.   Invest more than 5% of the  Proposed to be Eliminated.
            of Company           fund's total assets in
            Operation            companies which have a record
                                 of less than three years
                                 continuous operation, including
                                 the operations of any
                                 predecessor companies.
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
4           Investment in        10.  Invest. . . in the          Proposed to be Eliminated.
            Other                securities of other open-end
            Investment           investment companies, except:
            Companies            (a) where there is no
                                 commission other than the
                                 customary brokerage commission;
                                 except (b) that securities of
                                 another open-end investment
                                 company may be acquired
                                 pursuant to a plan of
                                 reorganization, merger,
                                 consolidation or acquisition;
                                 and (c) except to the extent
                                 the fund invests its uninvested
                                 daily cash balances in shares
                                 of Franklin Money Fund and
                                 other money market funds in the
                                 Franklin Group of Funds(R),
                                 provided i) its purchases and
                                 redemptions of such money
                                 market fund shares may not be
                                 subject to any purchase or
                                 redemption fees, ii) its
                                 investments may not be subject
                                 to duplication of management
                                 fees, nor to any charge related
                                 to the expense of distributing
                                 the fund's shares (as
                                 determined under Rule 12b-1, as
                                 amended under the federal
                                 securities laws) and iii)
                                 aggregate investments by the
                                 fund in any such money market
                                 fund do not exceed (A) the
                                 greater of (1) 5% of the fund's
                                 total net assets or (2) $2.5
                                 million, or (B) more than 3% of
                                 the outstanding shares of any
                                 such money market fund.
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--------------------------------------------------------------------------------------------------------
4           Management           11.  Purchase or retain in the   Proposed to be Eliminated.
            Ownership of         fund's portfolio any security
            Securities           if any officer, director, or
                                 security holder of the issuer
                                 is at the same time an officer,
                                 director or employee of the
                                 fund or of the manager and such
                                 person owns beneficially more
                                 than 1/2 of 1% of the securities,
                                 and if all such persons owning
                                 more than 1/2 of 1% own more than
                                 5% of the outstanding
                                 securities of the issuer.
--------------------------------------------------------------------------------------------------------




EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ______________, 2000 by and between Franklin Equity Fund, a corporation created under the laws of the State of California (the "Fund"), and Franklin Growth and Income Fund, a business trust created under the laws of the State of Delaware (the "Trust").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.    Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and taxes assessed by the State of California, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of each class of the Trust equal in number to the number of full and fractional shares outstanding of each class of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

(b) The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the Trust such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the Trust. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the Trust. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under California law to terminate the Fund.

2.    Closing and Effective Date of the Reorganization.   The Closing shall
commence at ________ Pacific time on _________, 2000 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and the Trust at 777 Mariners Island Boulevard, San Mateo, CA 94404.

3. Conditions Precedent. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

(c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

(d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, to the effect that the Reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

(e) The Fund shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and
(iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

(f) The Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of California.

(g) The shares of the Trust shall have been duly registered, qualified or otherwise authorized for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

(h) This Agreement and the Reorganization contemplated hereby shall have been adopted by an affirmative vote of a majority the outstanding shares of the Fund at a meeting of shareholders of such Fund;

(i) The Trustees shall have taken the following action at a meeting duly called for such purposes:

(1)   Approval of the Trust's Custodian Agreement;

(2) Selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending June 30, 2000;

(3) Approval of the investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

(4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the Trust, to the Fund in consideration for the payment of the current public offering price of each corresponding class of the Trust, for the purpose of enabling the Fund to vote on matters referred to in paragraph (j) of this Section 3;

(5) Approval of the submission of the matters referred to in paragraph (j) of this Section 3 to the Fund as sole shareholder of the Trust; and

(6) Authorization of the issuance by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

(j) The shareholders of the Fund shall have voted to approve the Reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as sole shareholder of each class of the Trust, to:

(1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. Abbott, Ashton, Fortunato, Johnson, Johnson, Johnson, Jr., LaHaye, Macklin and Wiskemann;

(2) Select PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ending June 30, 2000, and

(3) Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

and the Fund shall have voted to approve each such item.

At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

4. Termination. The Board of Directors of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. Entire Agreement. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. Further Assurances. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. Governing Law. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Vice President and attested by its Secretary, all as of the day and year first-above written.

Attest:    Franklin Growth and Income Fund

(a Delaware business trust)


By:        By:



Attest:    Franklin Equity Fund

      (a California Corporation)


By:        By:


EXHIBIT C
COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN DELAWARE BUSINESS TRUSTS AND CALIFORNIA CORPORATIONS

                Delaware Business Trust     California Corporation

Governing       A Delaware Business Trust   A California corporation (a
Documents       (a "DBT") is created by a   "corporation") is created by
                governing instrument        filing articles of
                (which may consist of one   incorporation with the
                or more instruments,        Secretary of State of
                including an agreement and  California.  The law
                declaration of trust and    governing corporations is
                By-Laws) and a Certificate  referred to in this chart as
                of Trust, which must be     the "California Act."
                filed with the Delaware
                Secretary of State.  The
                law governing DBTs is
                referred to in this chart
                as the "Delaware Act."
                A DBT is an unincorporated  A corporation is incorporated
                association organized       under the California Act.  A
                under the Delaware Act      corporation's operations are
                which operates similar to   governed by its articles of
                a typical corporation.  A   incorporation and By-Laws and
                DBT's operations are        its business and affairs are
                governed by a trust         managed by or under the
                instrument and By-Laws and  direction of a Board of
                its business and affairs    Directors.
                are managed by or under
                the direction of a Board
                of Trustees.
                A DBT organized as an       A corporation organized as an
                open-end investment         open-end investment company
                company is subject to the   is subject to the 1940 Act.
                Investment Company Act of   Shareholders own shares of
                1940, as amended (the       "common stock."
                "1940 Act").  Shareholders
                own shares of "beneficial
                interest" as compared to
                the shares of "common
                stock" issued by
                corporations.
Multiple        Under the Delaware Act, a   The California Act authorizes
Series and      declaration of trust may    a corporation to issue one or
Classes         provide for classes,        more classes or series of
                groups or series of         common stock.  A corporation
                shares, or classes, groups  issuing multiple series or
                or series of shareholders,  classes must describe in its
                having such relative        articles of incorporation the
                rights, powers and duties   number of shares allocated to
                as the declaration of       each series and/or class, and
                trust may provide.  The     set forth the designation of
                series and classes of a     each series and/or class (or
                DBT may be described in     provide that the Board may
                the declaration of trust    determine or alter the
                or in resolutions adopted   designation of each class and
                by the Board of Trustees.   the rights, preferences,
                Neither state filings nor   privileges and restrictions
                shareholder approval is     granted to or imposed upon
                required to create series   each series or class).  As a
                or classes.  The Directors  result, a corporation is
                of Franklin Equity Fund     required to obtain
                ("the CA Corporation")      shareholder approval to
                have proposed to            increase the number of shares
                reorganize the CA           the corporation is authorized
                Corporation from a          to issue, and to file with
                corporation into a          the state an amendment to the
                Delaware business trust     articles of incorporation
                (the "DE Trust").  The DE   reflecting that increase.
                Trust's Declaration of
                Trust permits the creation
                of multiple series and
                classes and establishes
                the provisions relating to
                shares.
                The Delaware Act            The California Act does not
                explicitly provides for a   contain statutory provisions
                reciprocal limitation of    addressing interseries
                interseries liability.      liability in the context of a
                Generally, the debts,       multiple series investment
                liabilities, obligations    company.  The California Act
                and expenses incurred,      does, however, provide that a
                contracted for or           corporation which is
                otherwise existing with     authorized to issue more than
                respect to a particular     one series or class of shares
                series of a multiple        shall set forth any
                series investment company   preferences and restrictions
                registered under the 1940   relating to each such series
                Act are enforceable only    or class in its articles of
                against the assets of such  incorporation.  Therefore, a
                series, and not against     corporation could incorporate
                the assets of the DBT, or   a provision limiting
                any other series, provided  interseries liability in its
                that the DBT separately     articles of incorporation.
                maintains the records and   Notwithstanding, it remains
                assets of the series and    uncertain whether such a
                makes certain disclosures   provision can validly limit
                in its governing            interseries liability.
                instruments.
                The Declaration of Trust    The CA Corporation does not
                for the DE Trust            address interseries liability
                specifically limits         in its Articles of
                interseries liability.      Incorporation or By-Laws.
                However, a court applying
                federal securities law may
                not respect provisions
                that serve to limit the
                liability of one series of
                an investment company's
                shares for the liabilities
                of another series.
                Accordingly, provisions
                relating to series
                liability contained in the
                Declaration of Trust may
                be preempted by the way in
                which the courts interpret
                the 1940 Act.
Shareholder     The Declaration of Trust    Under the California Act,
Voting Rights   for the DE Trust provides   each outstanding share of a
and Proxy       that shareholders of        corporation is generally
Requirements    record of each share are    entitled to one vote on each
                entitled to one vote for    matter submitted to a vote of
                each full share, and a      shareholders The CA
                fractional vote for each    Corporation's By-Laws further
                fractional share.  In       provide a fractional vote for
                addition, shareholders are  each fractional share of the
                not entitled to cumulative  corporation.  Shareholders
                voting for electing a       are entitled to cumulative
                Trustee(s).  The DE         voting when electing
                Trust's Declaration of      Directors.  The California
                Trust further provides      Act permits separate voting
                that voting will occur      by series or class.  The CA
                separately by series, and   Corporation's Articles of
                if applicable, by class,    Incorporation provide that
                subject to: (i) the         voting shall occur separately
                requirements of the 1940    by class when (i) required by
                Act where shares of the DE  the California Act or the
                Trust must be voted in the  1940 Act or (ii) the matter
                aggregate without           only affects a particular
                reference to series or      class.
                class, and (ii) where the
                matter affects only a
                particular series or class.
                The By-Laws for the DE      Similar to the By-Laws for
                Trust permit the DE Trust   the DE Trust, the California
                to accept proxies by any    Act permits a corporation to
                electronic, telephonic,     accept written proxies as
                computerized                well as proxies submitted by
                telecommunications or       electronic or telephonic
                other reasonable            means.  The CA Corporation's
                alternative to the          By-Laws provide that all
                execution of a written      proxies shall be in writing
                instrument authorizing the  and signed by the shareholder
                proxy to act, provided      or his attorney-in-fact.  The
                such authorization is       By-Laws further provide that
                received within eleven      proxies shall be effective
                (11) months before the      for eleven (11) months,
                meeting.                    unless the proxy provides for
                                            a longer effective period.
Shareholders'   The Delaware Act permits    The California Act requires
Meetings        special shareholder         corporations operating as
                meetings to be called for   registered investment
                any purpose.  However, the  companies to hold shareholder
                governing instrument        meetings when required to do
                determines shareholders'    so under the 1940 Act.  The
                rights to call meetings.    California Act also provides
                The Declaration of Trust    that special shareholder
                for the DE Trust provides   meetings may be called by the
                that the Board of Trustees  Board, the Chairman of the
                shall call shareholder      Board, the President of the
                meetings for the purpose    corporation, the holders of
                of: (i) electing Trustees,  at least 10% of the
                (ii) for such other         outstanding voting shares, or
                purposes as may be          other persons given the
                prescribed by law, the      privilege to call such
                Declaration of Trust or     meetings, pursuant to the
                the By-Laws, and (iii)      articles of incorporation or
                taking action upon any      By-Laws.  The CA
                other matter deemed by the  Corporation's By-Laws
                Trustees to be necessary    generally reiterate the
                or desirable.  The By-Laws  provisions of the California
                further provide that a      Act concerning the calling of
                special meeting may be      shareholder meetings.
                called at any time by the
                Board of Trustees, by the
                Chairperson of the Board,
                or by the President or any
                Vice President or the
                Secretary and any two (2)
                Trustees.  An annual
                shareholders' meeting is
                not required by either the
                Delaware Act, or the DE
                Trust's Declaration of
                Trust, or the By-Laws.
Quorum          Except when a larger        The CA Corporation's By-Laws
Requirement     quorum is required by law,  generally mirror the
                the By-Laws, or the         California Act, providing
                Declaration of Trust, the   that a majority of the shares
                DE Trust's Declaration of   entitled to vote shall
                Trust provides that forty   constitute a quorum at a
                percent (40%) of the        shareholders meeting.
                shares entitled to vote
                shall constitute a quorum
                at a shareholder's
                meeting.
Action Without  Delaware law permits the    The California Act provides
Shareholders'   governing instrument to     that unless the articles of
Meeting         set forth the procedure     incorporation provide
                whereby action required to  otherwise, any action which
                be approved by              may be taken at any annual or
                shareholders at a meeting   special meeting of
                may be done by consent.     shareholders may be taken
                The DE Trust's Declaration  without a meeting and without
                of Trust provides that any  prior notice, if shareholders
                action taken by             having not less than the
                shareholders may be taken   minimum number of votes that
                without a meeting if        would be necessary to take
                shareholders holding a      such action at a meeting at
                majority of the shares      which all shares entitled to
                entitled to vote on the     vote thereon were present and
                matter (or such larger      voted, consent to the action
                proportion as shall be      in writing. The CA
                required by any express     Corporation's By-Laws mirror
                provision of the            the California Act with
                Declaration of Trust or     regard to shareholder action
                By-Laws) and holding a      by written consent.
                majority (or such larger
                proportion as aforesaid)
                of the shares of any
                series (or class) entitled
                to vote separately on the
                matter consent to the
                action in writing.
Amendments to   The Delaware Act provides   When amending its articles of
Governing       broad flexibility with      incorporation, a corporation
Documents       respect to amending to the  is generally required to
                governing documents of a    obtain the approval of the
                DBT.                        Board of Directors and the
                                            shareholders, and to file a
                                            certificate of amendment with
                                            the state.  However, the
                                            California Act does permit a
                                            corporation, if authorized in
                                            it Articles of Incorporation,
                                            to increase or decrease the
                                            number of authorized shares
                                            of a class by vote of the
                                            board of directors alone.
                The DE Trust's Declaration  The CA Corporation's Articles
                of Trust provides that the  of Incorporation do not
                Declaration of Trust may    contain provisions regarding
                be restated and/or amended  the amendment of the Articles
                at any time by an           of Incorporation, except it
                instrument in writing       does permit the Directors to
                signed by a majority of     increase or decrease the
                the then Trustees, and if   number of authorized shares
                required, by approval of    of a class without a vote of
                such amendment by           shareholders.
                shareholders in accordance
                with the quorum and
                required voting
                requirements as set forth
                in the Declaration of
                Trust.
                The By-Laws of the DE       Most provisions of the
                Trust may be amended or     By-Laws may be amended or
                repealed by the             repealed by a majority of the
                affirmative vote or         outstanding shares entitled
                written consent of a        to vote, or by the Board of
                majority of the             Directors, subject to the
                outstanding shares          rights of the shareholders.
                entitled to vote, or by     Certain provisions may be
                the Board of Trustees       amended only by
                subject to the rights of    shareholders.
                the shareholders.
Matters         The Delaware Act affords    Under the California Act,
Requiring       Trustees the ability to     shareholders have the ability
Shareholder     easily adapt a DBT to       to vote on the following
Approval        future contingencies.  For  matters: (i) the election and
                example, Trustees have the  removal of Directors; (ii)
                authority to incorporate a  certain amendments to the
                DBT, to merge or            articles of incorporation and
                consolidate with another    By-Laws; and (iii) with
                entity, to cause multiple   regard to a merger,
                series of a DBT to become   reorganization, or transfer
                separate trusts, to change  or sale of all or
                the domicile, or to         substantially all of the
                liquidate a DBT, all        corporation's assets other
                without having to obtain a  than in the ordinary course
                shareholder vote.           of business.
                The Declaration of Trust    The By-Laws broadly provide
                for the DE Trust,           that shareholders shall have
                consistent with the         the right to vote at any
                Delaware Act, affords       meeting of shareholders.
                shareholders the power to
                vote on the following       The CA Corporation's By-Laws
                matters: (i) the election   provide that when a quorum is
                or removal of Trustees;     present, the affirmative vote
                (ii)  as required by the    of the majority of the shares
                Declaration of Trust, the   represented at the meeting
                By-Laws, the 1940 Act or    and entitled to vote on any
                the DE Trust's              matter (other than the
                registration statement;     election of Directors) shall
                and (iii) other matters     be the act of shareholders,
                deemed by the Board of      unless a larger vote is
                Trustees to be necessary    required by the Articles of
                or desirable.               Incorporation, the By-Laws or
                                            by applicable law.  In the
                The Declaration of Trust    event that shareholders vote
                also provides that when a   cumulatively for Directors,
                quorum is present, a        the available Director slots
                majority of the votes cast  shall be filled by those
                shall decide any issues     candidates receiving the
                and a plurality shall       highest number of affirmative
                elect a Trustee, unless a   votes of the shares entitled
                larger vote is required by  to be voted.
                the Declaration of Trust,
                the By-Laws or by
                applicable law.
Record          The Delaware Act permits a  The California Act provides
Date/Notice     governing instrument to     that a corporation may set a
                provide for the             record date which is not more
                establishment of record     than sixty (60) nor less than
                dates for determining       ten (10) days before a
                voting rights.              meeting.
                The Declaration of Trust    Following the California Act,
                for the DE Trust provides   the CA Corporation's By-Laws
                that the Board of Trustees  permit the Directors to set a
                may fix in advance a        record date which shall not
                record date which shall     be more than sixty (60) days
                not be more than ninety     nor less than ten (10) days
                (90) days, nor less than    before the date of any
                seven (7) days, before the  shareholder meeting.
                date of any such meeting.
                The By-Laws for the DE      The By-Laws for the CA
                Trust provide that all      Corporation provide that all
                notices of shareholder      notices of shareholder
                meetings shall be sent or   meetings shall be sent to
                otherwise given to          shareholders not less than
                shareholders not less than  ten (10) days nor more than
                seven (7) days nor more     sixty (60) days before the
                than seventy-five (75)      date of the meeting.
                days before the date of
                the meeting.
Removal of      The Delaware Act is silent  Under the California Act, a
Trustees/       with respect to the         Director may be removed with
Directors       removal of Trustees.        or without cause by the
                However, the DE Trust's     affirmative vote of a
                Declaration of Trust        majority of the outstanding
                states that the Board of    shares entitled to vote.
                Trustees, by action of a    However, no Director may be
                majority of the then        removed (unless the entire
                Trustees at a duly          Board of Directors is
                constituted meeting, may    removed) when the votes cast
                fill vacancies in the       against removal would be
                Board of Trustees or        sufficient to elect the
                remove Trustees with or     Director if voted
                without cause.              cumulatively at an election.
Shareholder     The Delaware Act sets       Like the Delaware Act, the
Rights of       forth the rights of         California Act permits
Inspection      shareholders to gain        shareholders to make
                access to and receive       reasonable demands to gain
                copies of certain DBT       access to and receive copies
                Trust documents and         of certain corporate
                records.  This right is     documents and records.
                qualified by the extent     Specifically, a shareholder
                otherwise provided in the   may, upon written demand and
                governing instrument of     for a purpose reasonably
                the DBT as well as a        related to such shareholder's
                reasonable demand standard  interest as a shareholder,
                related to the              inspect and copy the
                shareholder's interest as   accounting books and records,
                an owner of the DBT.        minutes of shareholder and
                                            board meetings, and the
                                            record of shareholders' names
                                            and addresses at any time
                                            during normal business
                                            hours.
                Consistent with Delaware    The By-Laws of the CA
                law, the By-Laws of the DE  Corporation mirror the
                Trust provide that a        California Act with regard to
                shareholder shall have the  shareholder inspection rights.
                right to inspect and copy
                the minutes and accounting
                books and records of the
                company upon written
                demand at any reasonable
                time during usual business
                hours for a purpose
                reasonably related to the
                shareholder's interest as
                a shareholder.
Shareholder     Personal liability is       The California Act generally
Liability       limited by the Delaware     limits a shareholder's
                Act to the amount of        personal liability to the
                investment in the DBT, and  amount of his or her
                may be further limited or   investment in the
                restricted by the           corporation.  However, a
                governing instrument.       shareholder of a corporation
                Shareholders of a DBT are   may be held liable for the
                entitled to the same        amount of any distribution he
                limitation of personal      or she accepts with the
                liability extended to       knowledge that the
                stockholders of a private   distribution was made in
                corporation organized for   violation of the California
                profit under the general    Act.  There is no specific
                corporation law of the      mention of shareholder
                State of Delaware.  The DE  liability in the CA
                Trust's Declaration of      Corporation's Articles of
                Trust specifically limits   Incorporation or By-Laws.
                the personal liability of
                sharesholders.
Trustee/DirectorSubject to the declaration  The California Act provides
Liability       of trust, the Delaware Act  that a Director, when acting
                provides that a Trustee,    in such capacity, shall not
                when acting in such         be subject to liability if
                capacity, may not be held   the Director performs his or
                personally liable to any    her duties in accordance with
                person other than the DBT   the standard provided under
                or a shareholder for any    California law.  The
                act, omission or            California Act requires
                obligation of the DBT or    Directors to act in good
                any Trustee.  A Trustee's   faith and in a manner which
                duties and liabilities to   they believe to be in the
                the DBT and its             best interests of the
                shareholders may be         corporation and its
                expanded or restricted by   shareholders, and to exercise
                the provisions of the       such care as an ordinarily
                Declaration of Trust.       prudent person in a like
                                            position would use under
                                            similar circumstances.  A
                                            corporation may not limit a
                                            Director's liability for acts
                                            involving intentional
                                            misconduct, bad faith, or a
                                            reckless disregard for the
                                            Director's duty to the
                                            corporation, or for acts or
                                            omissions that constitute an
                                            unexcused pattern of
                                            inattention.  The California
                                            Act further provides that a
                                            corporation may not limit a
                                            Director's liability in
                                            connection with the approval
                                            of improper distributions to
                                            shareholders, or with regard
                                            to interested transactions or
                                            transactions for which the
                                            Director derived an improper
                                            personal benefit.
                The DE Trust's Declaration  The CA Corporation's Articles
                of Trust shields Trustees   of Incorporation and By-Laws
                from liability for the      do not contain provisions
                acts or omissions of any    protecting Directors from
                officer, agent, employee,   liability for any neglect or
                manager or principal        wrongdoing.
                underwriter or other
                Trustee.  Trustees and
                officers of the DE Trust
                may be held liable to the
                DE Trust for willful
                misfeasance, bad faith,
                gross negligence or
                reckless disregard of the
                duties involved in the
                conduct of their office as
                a Trustee or officer, but
                may not be held liable for
                errors of judgment or
                mistakes of fact or law.
                In addition, the
                Declaration of Trust also
                provides that Trustees,
                acting in their capacity
                as Trustees, shall not be
                personally liable for acts
                done by or on behalf of
                the DE Trust.
Indemnification The Delaware Act permits a  The California Act allows a
                DBT to indemnify and hold   corporation to indemnify and
                harmless any Trustee,       hold harmless Directors and
                shareholder or agent from   officers.  Accordingly, the
                and against any and all     CA Corporation's By-Laws
                claims and demands.         provide for the
                Consistent with the         indemnification of any
                Delaware Act, the           Director or officer for
                Declaration of Trust for    claims arising out of or
                the DE Trust provides for   related to the performance of
                the indemnification of      their duties as an officer or
                officers and Trustees from  Director.  Like the DE Trust,
                and against any and all     the CA Corporation does not
                claims and demands arising  indemnify Directors and
                out of or related to the    officers from and against
                performance of their        liability incurred by reason
                duties as an officer or     of willful misfeasance, bad
                Trustee.  The DE Trust      faith, gross negligence or
                will not indemnify, hold    reckless disregard of their
                harmless or relieve         duties.
                Trustees from liability
                which results from willful
                misfeasance, bad faith,
                gross negligence or
                reckless disregard of
                their duties.
                The Declaration of Trust    Neither the California Act
                of the DE Trust also        nor the Articles of
                provides that any           Incorporation or By-Laws of
                shareholder or former       the CA Corporation contain
                shareholder that is         specific provisions
                exposed to liability by     permitting the
                reason of a claim or        indemnification of
                demand related to such      shareholders.
                person having been a
                shareholder, and not
                because of his or her acts
                or omissions, shall be
                entitled to be held
                harmless and indemnified
                out of the assets of the
                DE Trust.
Insurance       The Delaware Act does not   Under the California Act, a
                contain a provision         corporation may purchase and
                specifically related to     maintain insurance on behalf
                insurance.  The DE Trust's  of any Director, officer,
                Declaration of Trust        employee, or other agent of
                provides that the Trustees  the corporation against any
                shall be entitled and       liability asserted against or
                empowered to the fullest    incurred by such person in
                extent permitted by law to  such capacity or arising out
                purchase insurance with     of the person's status as a
                the DE Trust's assets for   Director, officer, employee
                liability and for all       or agent of the corporation.
                expenses reasonably         A corporation may carry such
                incurred or paid or         insurance regardless of
                expected to be paid by a    whether it would have the
                Trustee or officer in       power to indemnify the person
                connection with any claim   against the liability.
                or proceeding in which he
                or she becomes involved by
                virtue of his or her
                capacity (or former
                capacity) with the DE
                Trust, whether or not the
                DE Trust would have the
                power to indemnify against
                such liability.
                The By-Laws of the DE       Like the By-Laws of the DE
                Trust permit insurance      Trust, the By-Laws of the CA
                coverage only to the        Corporation permit insurance
                extent that the DE Trust    coverage only to the extent
                would have the power to     that the CA Corporation would
                indemnify against such      otherwise be able to
                liability.                  indemnify against such
                                            liability under the
                                            provisions in its By-Laws.





--------




                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY









                  Please detach at perforation before mailing.


PROXY                                                                 PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                              FRANKLIN EQUITY FUND
                                  JULY 14, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Equity Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 10:00 a.m. Pacific time on July 14, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                        VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                        CONTROL NUMBER:



                        NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                        ____________________________
                        Signature

                        ____________________________
                        Signature

                        ____________________________
                        Date                                      FEF 10817





   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.

                            (Please see reverse side)









                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                 Please detach at perforation before mailing.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRANKLIN EQUITY FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING ALL SUB-PROPOSALS), 4, 5, 6 AND 7. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 - 6.
                                                  FOR all   Vote      FOR all
                                                  nominees  Withheld  nominees
                                                            for all   (except as
                                                                       marked to
                                                                         the
                                                                       contrary)
1. Election of Directors. To withhold
   authority to vote for any individual nominee,
   strike a line through the nominee's name in
   the list below.                                  [ ]        [ ]       [ ]

01 Frank H. Abbott, III    02 Harris J. Ashton
03 S. Joseph Fortunato     04 Charles B. Johnson
05 Charles E. Johnson      06 Rupert H. Johnson, Jr.
07 Frank W.T. LaHaye       08 Gordon S. Macklin
09 R. Martin Wiskemann

2. To ratify the selection of
   PricewaterhouseCoopers LLP as the Fund's
   independent auditors for the Fund's fiscal       FOR      AGAINST    ABSTAIN
   year ending June 30, 2000.                       [ ]        [ ]        [ ]

3. To approve amendments to certain of the
   Fund's fundamental investment restrictions
   (includes seven (7) Sub-Proposals).
   5.a.     Borrowing                               [ ]        [ ]        [ ]
   5.b.     Underwriting                            [ ]        [ ]        [ ]
   5.c.     Lending                                 [ ]        [ ]        [ ]
   5.d.     Real estate and commodities             [ ]        [ ]        [ ]
   5.e.     Short sales and Issuing
            senior securities                       [ ]        [ ]        [ ]
   5.f.     Industry concentration                  [ ]        [ ]        [ ]
   5.g.     Diversification                         [ ]        [ ]        [ ]

4. To approve the elimination of certain of the
   Fund's fundamental investment restrictions.      [ ]        [ ]        [ ]

5. To approve the reorganization of the Fund
   from a California corporation to a Delaware
   business trust.                                  [ ]        [ ]        [ ]

6. To amend the Fund's charter to change the
   Fund's name to "Franklin Growth and Income
   Fund" in the event that Proposal 5 is not
   approved.                                        [ ]        [ ]        [ ]

7. To grant the proxyholders the authority to
   vote upon any other business that may properly
   come before the Meeting or any adjournments     GRANT     WITHHOLD   ABSTAIN
   thereof.                                         [ ]        [ ]        [ ]



             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY



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YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR
PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

1. Read your proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 OR GO TO WEBSITE:
      HTTPS://VOTE.PROXY-DIRECT.COM
3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do NOT mail your Proxy Card when you vote by phone or internet.